UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 12, 2024
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
135 Rennell Drive, 3rd Floor Fairfield, CT 06890
(Address of principal executive offices and zip code)
(203) 718-5960
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	NASDAQ Global Select Market
8.50% Senior Notes due 2026	GREEL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On February 12, 2024, Greenidge Generation Holdings Inc. (“Greenidge” or the “Company”) entered into a securities purchase agreement (the “SPA”) with Armistice Capital Master Fund Ltd. (“Armistice”), a New York based hedge fund. Pursuant to the SPA, Armistice purchased (i) 450,350 shares (the “Shares”) of the Company’s Class A common stock, and (ii) a pre-funded Class A common stock purchase warrant (the “Pre-Funded Warrant”) for 810,025 shares of the Company’s common stock (the “Pre-Funded Warrant Shares”). The per share purchase price of the Shares and the Pre-Funded Warrant Shares was $4.76, resulting in aggregate gross proceeds of $6,000,003.80, and after giving effect to the exercise price of $0.0001 per Pre-Funded Warrant Share, the Company received net proceeds of $5,999,922.78. In addition, the Company issued to Armistice a five (5) year Class A common stock purchase warrant (the “Common Stock Purchase Warrant”) entitling Armistice, commencing on August 14, 2024, to acquire up to 1,260,505 shares of the Company’s Class A common stock from time to time at an exercise price of $5.25 per share (the “Warrant Shares”).

Pursuant to the SPA, the Company is obligated to file a registration statement on Form S-1, or a prospectus supplement to its registration statement on Form S-3, covering the Shares, the Pre-Funded Warrant Shares and the Warrant Shares on the later of thirty (30) days after the date of the SPA or ten (10) days after the Company files its Annual Report on Form 10-K for the year ended December 31, 2023.

The foregoing descriptions of the SPA, the Pre-Funded Warrant, and the Common Stock Purchase Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, each of which is attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated by reference herein.

Item 3.02 – Unregistered Sale of Equity Securities

The information contained above in Item 1.01 is incorporated by reference into this Item 3.02.

The shares of Common Stock issued under the SPA, and issuable pursuant to the Pre-Funded Warrant and Common Stock Purchase, as well as the Pre-Funded Warrant and Common Stock Purchase Warrant, are being offered and sold in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) of the Securities Act. Armistice has represented to the Company in the SPA that it is an “accredited investor,” as defined in Rule 501(a) of Regulation D under the Securities Act.

Item 9.01 - Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated February 12, 2024, by and between Greenidge Generation Holdings Inc. and Armistice Capital Master Fund Ltd.
10.2	Pre-Funded Common Stock Purchase Warrant, dated February 14, 2024, issued by Greenidge Generation Holdings Inc. to Armistice Capital Master Fund Ltd.
10.3	Common Stock Purchase Warrant, dated February 14, 2024, issued by Greenidge Generation Holdings Inc. issued to Armistice Capital Master Fund Ltd.
99.1	Press Release dated February 12, 2024 issued by Greenidge Generation Holdings Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of February, 2024.

Greenidge Generation Holdings Inc.

By:	/s/ Christian Mulvihill
Name:	Christian Mulvihill
Title:	Chief Financial Officer